UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2013

THE FRONTIER FUND

BALANCED SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

Effective October 1, 2013, Crabel Capital Management, LLC, Doherty Advisors, LLC, and Emil Van Essen, LLC are elevated to major advisors for the Balanced Series of The Frontier Fund and H2O AM LLP is added to the portfolio of the Balanced Series as a major advisor. The advisory agreements with respect to the arrangements with Doherty Advisors, LLC and Emil van Essen, LLC are substantially similar to the Form of Advisory Agreement, included as Exhibit 10.3 to the Registration Statement on Form S-1 filed by The Frontier Fund on February 2, 2010 and incorporated herein by reference. The Balanced Series gains exposure to the trading program of H2O AM LLP and Crabel Capital Management, LLC via a total return swap with Deutsche Bank AG London (the “DB Swap”). The term of each of the DB Swap is five years.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is incorporated by reference:

Exhibit Number	Description

10.3*	Form of Advisory Agreement

*	Previously filed as like-numbered exhibit to the initial filing to Registration Statement No. 333-164629 and incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: October 3, 2013	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: October 3, 2013	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund